                                                                EXHIBIT 10.17(b)

                                   MORTGAGE
                                   --------
                          WITH POWER OF SALE (REALTY)


KNOW ALL MEN BY THESE PRESENTS:

     THAT TBC Arkansas, Inc., GRANTOR, for and in consideration of the sum of One Dollar ($1.00), to GRANTOR in hand paid, the receipt of which is hereby acknowledged, and in consideration of the premises hereinafter set forth, do hereby grant, bargain, sell and convey unto Red River Marine, Inc. #2, GRANTEE, and unto GRANTEE'S successors and assigns forever, the following real property and all improvements thereon, situated in Garland County, Arkansas:

     Commercial Tract No. One (1) of Unit No. One (1) of Fairwood Subdivision, according to the plat thereof recorded in Book 4 at Page 80 of the Plat Records of Garland County, Arkansas.

     LESS AND EXCEPT that property condemned by the Arkansas State Highway Commission in Civil Case #82-193, filed for record April 13, 1982 on Commercial Tract #1 of Unit 1 Fairwood Subdivision.

     TO HAVE AND TO HOLD the same unto the said GRANTEE, and unto GRANTEE'S successors and assigns forever, with all appurtenances thereunto belonging; and all rents, income and profits therefrom after any default herein.

     GRANTOR hereby covenants with GRANTEE, GRANTEE'S heirs and assigns, that the above described real property is free and clear of all encumbrances and liens, except for a mortgage lien in favor of Arkansas Bank and Trust Company of Hot Springs, Arkansas, and will forever warrant and defend the title to said property against all lawful claims except the aforesaid mortgage lien.

     The sale is on the condition, that whereas, GRANTOR is justly indebted unto said GRANTEE in the sum of FOUR HUNDRED SIXTY-TWO THOUSAND, ONE HUNDRED FORTY-FIVE AND 53/100 DOLLARS ($462,145.53), evidenced by a Promissory Note dated September 20, 1995, with said amount bearing interest from September 20, 1995, until paid in full at the rate of 8.75% per annum, paid and to be paid in accordance with the terms and provisions of said promissory note reference to which is hereby made. Interest after January 15, 1996, is payable monthly on the unpaid principal balance and if not paid when due shall become part of the principal and bear the same rate of interest.

     GRANTOR acknowledges that this mortgage is second and subordinate to a first mortgage lien executed by GRANTEE in favor of Arkansas Bank and Trust Company dated October 29, 1986, and recorded October 30, 1986, in Mortgage Book 1195,

Page 363, last extended by an Extension Agreement recorded May 20, 1993, in Book 1495, Page 896, all of the deed and mortgage records of Garland County, Arkansas. GRANTEE further agrees and covenants that it will subordinate its lien represented by this second mortgage to any first lien granted by GRANTOR with respect to future financing, provided that none of the proceeds of any such future refinancing are used for any other purpose than to obtain a release and satisfaction of the then existing first lien of GRANTOR encumbering the above described real property.

     In the event of default of payment of any part of the principal or interest of the note secured by this mortgage or upon failure of GRANTOR to perform the agreements contained herein, GRANTEE shall give GRANTOR written notice of said deficiency and GRANTOR shall have a reasonable time to cure said deficiency not to exceed thirty (30) days from the date of the written notice from GRANTEE. If GRANTOR fails to cure said deficiency within the aforesaid reasonable time period, not to exceed thirty (30) days, GRANTEE, its successors and assigns, shall have the right to declare the entire debt to be due and payable.

     GRANTOR hereby covenants that it will keep all improvements insured against fire, with all other full coverage insurance, loss payable clause to holder and owner of this mortgage; that said improvements will be kept in a good state of repair, and waste will neither be permitted nor committed; that all taxes of whatever nature, as well as assessments for improvements will be paid when due, and if not paid GRANTEE may pay same and shall have a prior lien upon said property for repayment, with interest at the rate of 10% per annum; now,

     THEREFORE, if GRANTOR shall pay all indebtedness secured hereby, with interest, at the times and in the manner aforesaid, and perform the agreements herein contained, then this conveyance shall be void. In case of nonpayment or failure to perform the agreements herein contained, the said GRANTEE, GRANTEE'S successors and assigns, shall have the right and power to take possession of the property herein conveyed and expel any occupant therefrom without process of law; to collect rents and profits and apply same on unpaid indebtedness; and with or without possession to sell said property at public sale, to the highest bidder for cash, at the Courthouse in Garland County, Arkansas, public notice of the time, terms and place of sale having first been given twenty days by advertising in some newspaper published in said County, by at least three insertions, or by notices posted in five public places in the County, at which sale any of the parties hereto, their heirs and assigns, may bid and purchase as any third person might do; and GRANTOR hereby authorizes the said GRANTEE, GRANTEE'S heirs or assigns to convey said property to anyone purchasing at said sale and to convey an absolute title thereto, and the recitals of such conveyance shall be taken as PRIMA FACIE true. The proceeds of said sale shall be applied, first, to the payment of all costs and expenses attending said sale; second, to the payment of all indebtedness secured hereby, with interest; and the remainder, if any, shall be paid to said GRANTOR. GRANTOR hereby waives any and all rights of appraisement, sale, redemption and homestead under the laws of the State of Arkansas, and especially under the Act approved May 8, 1899, and acts amendatory thereof.

     WITNESS my hand and seal this 20th day of September, 1995.

                                        TBC ARKANSAS, INC.

                                        BY:     /s/ Mark Walton
                                           ----------------------------
                                           MARK WALTON, PRESIDENT
ATTEST:

     /s/ Mike Perrine
- -------------------------------
MIKE PERRINE, ASSISTANT
SECRETARY


APPROVED BY:

RED RIVER MARINE, INC. #2

BY: /s/ Benny E. Hargrove
   ----------------------------
   BENNY E. HARGROVE, PRESIDENT

/s/ Debby L. Hawkins, Sec.
- -----------------------------
DEBBY L. HAWKINS, SECRETARY



[COMPANY SEAL APPEARS HERE]
                                ACKNOWLEDGEMENT
                                ---------------
STATE OF ARKANSAS

COUNTY OF WHITE

     On this day, before me personally appeared Mark Walton and Mike Perrine, who acknowledged that they were the President and Assistant Secretary, respectively, of TBC Arkansas, Inc., a corporation, and that they, as such officers, being authorized so to do, had executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     WITNESS by hand and official seal this 20th day of September, 1995.


                                                /s/ Donald P. Raney
                                                ---------------------
                                                NOTARY PUBLIC
My Commission Expires:
      6-29-99
- ----------------------
      (SEAL)

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF ARKANSAS

COUNTY OF WHITE

     On this day, before me personally appeared Benny Hargrove and Debby L. Hawkins, who acknowledged that they were the President and Secretary, respectively, of Red River Marine, Inc. #2, a corporation, and that they, as such officers, being authorized so to do, had executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     WITNESS my hand and official seal this 20th day of September, 1995.


                                                /s/ Donald P. Raney
                                                ---------------------
                                                NOTARY PUBLIC
My Commission Expires:
      6-29-99
- ----------------------
      (SEAL)